Exhibit 10.6

Share Pledge Agreement

This Agreement was signed on February 23, 2011.

Party A:

21Vianet Data Center Co. Ltd.

Party B:

Sheng Chen, Jun Zhang, Ran Cheng, Beijing aBitCool Network Technology Co. Ltd.

For the following issues, the above Parties, through equal and voluntary discussions, have reached an agreement and hereby agree to enter into this Agreement to be abided by the Parties.

I.	Sheng Chen hereby pledges his own equity of Beijing aBitCool Network Technology Co. Ltd. (69.9% of the total equity of Beijing aBitCool Network Technology Co. Ltd., and equivalent to the contribution of RMB 6.99 million) to Party A; Jun Zhang hereby pledges his own equity of Beijing aBitCool Network Technology Co. Ltd. (30% of the total equity of Beijing aBitCool Network Technology Co. Ltd., and equivalent to the contribution of RMB 3 million) to Party A; Ran Cheng hereby pledges his own equity of Beijing aBitCool Network Technology Co. Ltd. (0.1% of the total equity of Beijing aBitCool Network Technology Co. Ltd., and equivalent to the contribution of RMB 1,000) to Party A, as security for a RMB 10 million loan granted to Sheng Chen and Jun Zhang by Party A. Without the consent of Party A, Sheng Chen, Jun Zhang and Ran Cheng shall not transfer the pledged equity, nor create other security or restrictions thereon.

II.	Sheng Chen, Jun Zhang and Ran Cheng agree, to the extent permitted by the laws applicable to this Agreement, Party A could acquire the equity of Beijing aBitCool Network Technology Co. Ltd. for the purchase price of RMB 1 based on its own choice and judgment. If agreed by the Parties, the equity purchase price could be adjusted.

III.	The Parties hereto shall respectively keep the confidential information obtained from and during the negotiations, execution and performance of this Agreement from other contracting Parties confidential.

IV.	The execution, performance, validity, interpretation, dispute resolution and other aspects of this Agreement shall be governed by the PRC laws.

V.	This Agreement shall take effect upon execution by the Parties. The original Agreement is in quintuplicate and each Party holds one copy.

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(This page is intentionally left blank. This page is the signature page of the Share Pledge Agreement dated February 23, 2011.)

Party A:

21Vianet Data Center Co. Ltd.

(Signature or Seal) /s/ authorized signatory

Party B:

Sheng Chen

(Signature) /s/ Sheng Chen

Jun Zhang

(Signature) /s/ Jun Zhang

Ran Cheng

(Signature) /s/ Ran Cheng

Beijing aBitCool Network Technology Co., Ltd.

(Signature or Seal) /s/ authorized signatory